Business Combinations	12 Months Ended
Mar. 31, 2022
Disclosure Of Business Combinations [Abstract]
Business Combinations
7)	BUSINESS COMBINATIONS

a) Acquisition of Bitla Software Private Limited

On July 25, 2018, the Group through one of its Indian subsidiaries, acquired 100% of the outstanding shares and voting interest of Bitla Software Private Limited (‘Bitla’), a travel technology provider company in India, through a Share Purchase Agreement ("SPA") for a cash consideration of USD 11,942.

Further, an additional payment may be required that can be forfeited due to termination of employment of the promoter and certain employees. This potential additional liability, which is linked to the service period, had been recorded as compensation cost under IAS 19 for future services till July 2020 and did not form part of consideration for acquiring the shares. On August 25, 2019, the Company entered into an amendment to the SPA wherein the additional payment is no longer linked to the service period without changing the original payout dates. Accordingly, the Company has recorded the entire compensation cost of USD 3,451 associated with this liability during the year ended March 31, 2020.

(b) Acquisition of Quest 2 Travel.com India Private Limited

On April 30, 2019, the Group through one of its Indian subsidiaries acquired 51% equity interest in Quest 2 Travel.com India Private Limited ("Q2T"),  a corporate travel management company in India. This business acquisition was conducted by entering into the Share Purchase Agreement (‘SPA’) for a cash consideration of USD 14,699 to the existing shareholders for the sale of their shares in Q2T.

Through this acquisition, the Group aims at offering entire workflow of travel procurement to large corporate clients for their end-to-end employee travel needs.

The operations of Q2T have been consolidated in the financial statements of the Group from April 30, 2019. In the year ended March 31, 2020, Q2T contributed revenue of USD 3,715 and profit of USD 539 to the Group’s result.

If the acquisition had occurred on April 1, 2019, management estimates that consolidated revenue would have been USD 511,830 and consolidated loss for the year ended March 31, 2020 would have been USD 447,472. In determining these amounts, management has assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on April 1, 2019.

Total purchase price of the acquisition, net of USD 69 cash acquired was USD 14,630.

As per the SPA, the Company was required to acquire the remaining 49% shares of Q2T from the existing shareholders in cash for an estimated additional consideration of USD 14,550, which represents its fair value as at the acquisition date, in three equal tranches, over a three year earn-out period ending 2022. The earn-out will be based on valuation linked to future profitability of Q2T. The financial liability in respect of acquisition of these shares has been recognized with corresponding debit to accumulated deficit as the selling shareholders still have access to the returns associated with the underlying ownership interest. Further, during the year ended March 31, 2021, the Company entered into an amendment agreement with the selling shareholders of Q2T and agreed to extend the earn-out period by one year to period ending 2023.

In December 2021, the Company acquired an additional 16.33% interest from holders of non-controlling interest in Q2T against settlement of proportionate financial liability for USD 5,613 in cash, increasing its shareholding from 51% to 67.33%. Consequently, the Company has recognised a decrease in non-controlling interest of USD 1,149 with a corresponding increase in accumulated deficit by USD 1,246 and decrease in foreign exchange translation reserve by USD 97.

Acquisition-related costs

The Group incurred acquisition related costs of USD 71 relating to external legal fees and due diligence cost. These amounts are included in other operating expenses in the Consolidated Statement of Profit or Loss and Other Comprehensive Income for the year ended March 31, 2020.

Identifiable assets acquired and liabilities assumed

The acquisition was accounted for under the acquisition method of accounting in accordance with IFRS 3 Business Combinations. The assets and liabilities of Q2T were recorded at their fair value at the date of acquisition.

The purchase price was allocated based on management’s estimates and an independent appraisal of fair values as follows:

Property, plant and equipment	1,449
Intangible assets*	6,792
Other non-current assets	107
Current assets and liabilities, net (including cash and cash equivalents of USD 69)	2,644
Other non-current liabilities	(738)
Deferred tax liabilities	(1,890)
Total identifiable net assets acquired	8,364
Non-controlling interest (49%)	(4,098)
Goodwill	10,433
Total purchase price	14,699

*Intangible assets includes customer relationship, non-compete, brand/trade-mark and technology related development cost.

The fair value of the current assets acquired includes trade receivables with a fair value of USD 3,199.

The goodwill was attributable mainly to the skills and technical talent of Q2T’s work force. Goodwill is not expected to be deductible for income tax purposes.